EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Report on Form 10-K for Employee Solutions, Inc. into previously filed registration statements File Nos. 33-93822, 333-1242 and 333-49891.


                                             /s/ Arthur Andersen LLP

Phoenix, Arizona,
  March 17, 1999.